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                     FIRST AMERICAN INVESTMENT FUNDS, INC.
                       SUPPLEMENT DATED DECEMBER 17, 2008
                     TO PROSPECTUS DATED FEBRUARY 29, 2008

This information supplements the Stock Funds Prospectus dated February 29, 2008. Please retain this supplement for future reference.

Information regarding the portfolio managers primarily responsible for the management of Small Cap Select Fund, which is set forth in the Prospectus under the heading "Additional Information--Management--Portfolio Management," is replaced by the following:

Small Cap Select Fund. Allen D. Steinkopf, CFA, Equity Portfolio Manager. Mr. Steinkopf has served as the primary portfolio manager for the fund since July 2004. Prior to joining FAF Advisors in 2003, Mr. Steinkopf was employed by Advantus Capital Management from 1986 to 2003 where he served as Vice President and Portfolio Manager. He entered the financial services industry in 1993.

Mark A. Traster, CFA, Equity Portfolio Manager. Mr. Traster has co-managed the fund since December 2008. Prior to his appointment as co-manager, he had been an equity research analyst for the Small Cap Select team, where he was responsible for research in the industrials and materials sectors. Prior to joining FAF Advisors in 2004, he served as a large- and mid-cap industrials and materials analyst for Principal Global Investors. Mr. Traster entered the financial services industry in 1992.

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